                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_| Preliminary Proxy Statement      |_| Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-12

                         MADISON BANCSHARES GROUP, LTD.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         |X| No Fee required.
         |_| Fee computed on table below per Exchange Act Rules
             14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:


         -----------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:


         -----------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
             0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


         -----------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:


         -----------------------------------------------------------------------
         (5) Total fee paid:


         -----------------------------------------------------------------------
         |_| Fee paid previously with preliminary materials:


         -----------------------------------------------------------------------
         |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         (1) Amount previously paid:


         -----------------------------------------------------------------------
         (2) Form, Schedule or Registration Statement No.:


         -----------------------------------------------------------------------
         (3) Filing Party:


         -----------------------------------------------------------------------
         (4) Date Filed:


         -----------------------------------------------------------------------

                                     [LOGO]
                                    MADISON
                              BANCSHARES GROUP LTD.
                                                                  April 24, 2002

Dear Fellow Shareholder:

     You are cordially invited to attend the 2002 Annual Meeting of the Shareholders ("Annual Meeting") of Madison Bancshares Group, Ltd., (the "Corporation") to be held on Tuesday, May 21, 2002 at 3:00 p.m., local time, at the Madison Bank Building, 1767 Sentry Parkway West, Blue Bell, PA 19422.

     This year's proposals for the Annual Meeting relate to (i) the election of directors and (ii) such other business as may be properly brought before the Annual Meeting or any adjournment thereof.

     The Board of Directors is excited about the progress we made in 2001 and looks forward with enthusiasm and optimism to meeting the challenges that await us in 2002 and beyond.

     A copy of the Notice of Annual Meeting of Shareholders, the 2002 Proxy Statement and the Corporation's 2001 Annual Report on Form 10-KSB is enclosed for your review.

     We look forward to seeing you at the Annual Meeting.


                                         Sincerely,


                                         /s/ Peter D. DePaul
                                         ------------------------------
                                         Peter D. DePaul
                                         Chairman of the Board




MADISON BANK BUILDING o 1767 SENTRY PARKWAY WEST, BLUE BELL, PENNSYLVANIA 19422
                                o (215) 641-1111

                         MADISON BANCSHARES GROUP, LTD.
                              MADISON BANK BUILDING
                            1767 SENTRY PARKWAY WEST
                          BLUE BELL, PENNSYLVANIA 19422

                                ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 21, 2002

                                -----------------


TO OUR SHAREHOLDERS:

         NOTICE IS HEREBY GIVEN THAT the 2002 Annual Meeting of Shareholders (the "Annual Meeting") of Madison Bancshares Group, Ltd. (the "Corporation") will be held on May 21, 2002 at 3:00 p.m., local time, at the Madison Bank Building, 1767 Sentry Parkway West, Blue Bell, PA 19422 to consider and act upon:

         1. The election of four (4) Class II Directors to serve until the Annual Meeting of Shareholders in 2005; and

         2. The transaction of such other business as may be properly brought before the Annual Meeting or any adjournment thereof.

         The close of business on April 19, 2002 has been fixed as the record date for the Annual Meeting. Shareholders of record at that time are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

         The Corporation's Annual Report on Form 10-KSB, including consolidated financial statements for the year ended December 31, 2001, on which no action will be requested at the Annual Meeting, is enclosed. It is not to be considered part of the proxy solicitation materials.

         All shareholders are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete and sign the enclosed proxy card and return it promptly to the Corporation in the enclosed envelope, which requires no postage if mailed in the United States. At any time prior to their being voted, your proxy is revocable by delivering written notice to the Corporation in accordance with the instructions set forth in the Proxy Statement or by voting at the Annual Meeting in person.

         Please complete, sign and return the enclosed proxy card in the accompanying envelope promptly, whether or not you plan to attend the Annual Meeting.


                                          By order of the Board of Directors,

                                          Philip E. Hughes, Jr.
                                          Secretary
April 24, 2002

                                                  TABLE OF CONTENTS
                                                                                                                Page

PROXY STATEMENT..................................................................................................1
       General Information.......................................................................................1
       Voting and Revocability of Proxies........................................................................1
       Solicitation of Proxies...................................................................................2
       Shareholder Proposals for the 2002 Annual Meeting.........................................................2
       Nominations for Directors for the 2002 Annual Meeting.....................................................3

PROPOSAL I.  ELECTION OF DIRECTORS...............................................................................4
       Information Concerning Nominees and Continuing Directors..................................................4
       Nominees..................................................................................................4
       Continuing Directors......................................................................................5
       Board Committees..........................................................................................6
       Compensation of Directors.................................................................................7

PROPOSAL II.  OTHER MATTERS......................................................................................8

VOTING SECURITIES AND PRINCIPAL HOLDERS..........................................................................9
       Security Ownership of Management and Beneficial Owners....................................................9

EXECUTIVE COMPENSATION; RELATED PARTY TRANSACTIONS; AND CERTAIN INFORMATION CONCERNING OFFICERS.................12
       Executive Compensation...................................................................................12
       Option Grants in 2001....................................................................................14
       Aggregate Option Exercises in 2001 and 2001 Year-End Option Values.......................................14
       Employment Agreements....................................................................................14
       Related Party Transactions...............................................................................15
       Other Executive Officers.................................................................................16

ADDITIONAL INFORMATION..........................................................................................17
       Section 16(a) Beneficial Ownership Reporting Compliance..................................................17
       Shareholder Proposals for the 2003 Annual Meeting........................................................17
       Nominations for Directors for the 2003 Annual Meeting....................................................17
       Audit Committee Report...................................................................................18
       Appointment of Independent Public Accountants for 2002...................................................18
       Independent Public Accountants for 2001 .................................................................19
       Additional Information Regarding Auditors................................................................19
       Miscellaneous............................................................................................19

                         MADISON BANCSHARES GROUP, LTD.
                             MADISON BANK BUILDING
                            1767 SENTRY PARKWAY WEST
                         BLUE BELL, PENNSYLVANIA 19422

                                ---------------

                         ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held on May 21, 2002

                                ---------------

                                PROXY STATEMENT

                                ---------------


General Information

         This Proxy Statement has been prepared and is being distributed in connection with the solicitation by the Board of Directors of Madison Bancshares Group, Ltd. (the "Corporation") of proxies in the enclosed form for use at the Annual Meeting of Shareholders of the Corporation to be held on May 21, 2002 at 3:00 p.m., local time, at the Madison Bank Building, 1767 Sentry Parkway West, Blue Bell, PA 19422, and at any adjournment or postponement thereof (such meeting and any adjournment or postponement thereof will be hereinafter referred to as the "Annual Meeting"). This Proxy Statement is being first given or sent to shareholders of the Corporation on or about April 24, 2002.

         As of the close of business on April 19, 2002, the record date for voting at the Annual Meeting, the Corporation had outstanding 2,091,320 shares of common stock, par value $1.00 per share (the "Common Stock"), held by approximately 233 shareholders of record. The actual number of beneficial holders of the Corporation's Common Stock is believed to be higher. Holders of Common Stock are entitled to one vote per share on all matters to be voted upon at the Annual Meeting. As of the date hereof, there are no other classes of the Corporation's capital stock issued or outstanding.

Voting and Revocability of Proxies

         The presence, in person or proxy, of the holders of a majority of the voting power of all outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. The election of directors and the approval of any matter under Proposal II requires the affirmative vote of a majority of the votes present, in person or by proxy, at the Annual Meeting and entitled to vote. Cumulative voting in the election of directors is not permitted. If a proxy is marked as "Withhold Authority" or "Abstain" on any matter, or if specific instructions are given that no vote be cast on any specific matter (a "Specified Non-Vote"), the shares represented by such proxy will not be voted on the matter. Abstentions will be included within the number of shares present at the Annual Meeting and entitled to vote for purposes of determining whether a matter has been authorized, but nominee and other Specified Non-Votes will not be so included.

         Shares may be voted at the Annual Meeting in person or by proxy. If you attend the Annual Meeting and wish to vote your shares in person, arrangements will be made for you to do so. Shareholders of record can give a proxy to be voted at the Annual Meeting by completing and mailing in the enclosed proxy card. Shareholders who hold their shares through a broker (in "street name") should follow the voting instructions provided by their broker.

         All valid proxies received prior to the Annual Meeting will be voted. Unless contrary instructions are indicated on the proxy, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted "FOR" the election of the nominees for Directors named herein in the manner stated in the accompanying proxy. As of the date of this Proxy Statement, the Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than that referred to above. If any other business properly comes before the Annual Meeting, the persons designated in the enclosed proxy, to the extent permitted by the rules and regulations of the Securities and Exchange Commission and Pennsylvania corporate law, will vote on such business in accordance with their best judgment.

         Any shareholder who executes and returns a proxy may revoke it at any time before it is exercised by (1) delivering to Cheryl Hinkle Richards, Assistant Secretary of the Corporation, at the principal executive offices of the Corporation at 1767 Sentry Parkway West, Blue Bell, PA 19422, either an instrument revoking the proxy, or a duly executed proxy bearing a later date, or
(2) by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting does not by itself constitute revocation of a proxy.

Solicitation of Proxies

         The enclosed proxy is being solicited by the Board of Directors of the Corporation for use in connection with the Annual Meeting. The cost of such solicitation will be borne by the Corporation. In addition to the use of the mails, proxies may be solicited in person or by telephone, telegram, mailgram or other means by directors, nominees for director, officers, employees and management of the Corporation; however, such persons will not receive any fees for such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward such soliciting material to the beneficial owners of shares held of record by them, and such custodians may be reimbursed for their expenses.

Shareholder Proposals for the 2002 Annual Meeting

         Any shareholder who intends to present a proposal for consideration at the Corporation's 2002 Annual Meeting must have, on or before December 21, 2001, submitted his or her proposal to the Corporation and notified the Corporation that he or she intends to appear personally at the 2002 Annual Meeting to present his or her proposal in order to have the Corporation consider the inclusion of such proposal in the Proxy Statement and form of proxy relating to the 2002 Annual Meeting. Shareholders are referred to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), for information concerning the content and form of such proposal and the manner in which such proposal must be made.

         Securities and Exchange Commission rules establish a different deadline for submission of shareholder proposals that are not intended to be included in the Corporation's proxy statement with respect to discretionary voting. The deadline for these proposals for this year's Annual Meeting was March 6, 2002 (45 calendar days prior to April 20, 2002, the anniversary of the mailing date of last year's Proxy Statement).

         The Corporation intends to exercise discretionary voting authority over any proposal presented at the 2002 Annual Meeting, but not included in the Corporation's Proxy Statement and form of proxy relating to that meeting, unless the presenting shareholder notified the Corporation of such proposal on or before March 6, 2002.

Nominations for Directors for the 2002 Annual Meeting

         Nominations for election to the Board of Directors at the 2002 Annual Meeting may be made only in writing by a shareholder entitled to vote at the 2002 Annual Meeting. Such nominations must be sent to the Chairman or President of the Corporation at the following address: Madison Bancshares Group, Ltd., 1767 Sentry Parkway West, Blue Bell, Pennsylvania 19422. Nominations for the 2002 Annual Meeting must be received not less than 14 days nor more than 50 days prior to the date of the 2002 Annual Meeting. To the extent known by the nominating shareholder, the nomination shall contain (i) the name and address of the nominee; (ii) the principal occupation of each proposed nominee; (iii) the total number of shares of capital stock of the Corporation that will be voted for each proposed nominee; (iv) the name and residence of the nominating shareholder; and (v) the number of shares of the Corporation's capital stock owned by the nominating shareholder. In the event that less than twenty-one days notice of the 2002 Annual Meeting is given to shareholders, shareholder nominations to the Board of Directors shall be mailed or delivered to the Chairman or President of the Corporation not later than the close of business on the seventh day following the date on which the notice of the 2002 Annual Meeting was mailed to shareholders.

                                   PROPOSAL I.

                              ELECTION OF DIRECTORS

Information Concerning Nominees and Continuing Directors

         The Corporation's By-Laws provide for the classification of Directors into three classes, as nearly equal in number as possible, with approximately one-third of the Directors to be elected annually for three-year terms. At the Annual Meeting, there will be four (4) persons elected as Class II Directors for terms expiring in 2005. The nominees are Peter DePaul, Arnold M. Katz, CLU, Lorraine C. King, M.D. and Michael O'Donoghue, all of whom are presently serving as Directors of the Corporation.

         All Directors are elected for a three year term, with Class I Directors to be elected in 2003 and Class III Directors to be elected in 2004.

         Set forth below is certain information with respect to each of the nominees for election to the Board of Directors at the Annual Meeting as well as each of the other continuing Directors, including the name, age, the period during which such person has served as a Director of the Corporation and such person's principal occupation and employment during the past five years. Unless the context otherwise requires, all references to the "Bank" below refer to The Madison Bank, a wholly-owned subsidiary of the Corporation. The amount and percentage of the Corporation's Common Stock beneficially owned by any nominee or other continuing Director is also provided below under the Section entitled "Voting Securities and Principal Holders--Security Ownership of Management and Beneficial Owners." It is the intention of the persons named in the accompanying form of proxy to vote for all those nominees listed below.

         Each of the persons listed below as nominees has agreed to be named as a nominee for Director in this Proxy Statement and has consented to serve as a Director if elected. The Corporation expects all nominees to be willing and able to serve. The Board of Directors may designate a substitute nominee to replace any bona fide nominee who was nominated and who, for any reason, becomes unavailable for election as a Director. If any of the nominees shall become unable to serve, the persons designated in the enclosed proxy card will vote for the election of such other person or persons as the Board of Directors may recommend.

Nominees

         Peter DePaul, age 74, has served as a Director of the Corporation since 1988 and the Bank since 1989. Since March, 1996, he has served as Chairman of the Board of Directors of the Corporation and of the Bank. Mr. DePaul also serves as a member of the Executive, Audit and Executive Compensation/Stock Option Committees. Mr. DePaul is the Managing Partner of the DePaul Group of Companies, headquartered in Blue Bell, Pennsylvania, specializing in the real estate, construction, health care and hospitality industries. In addition, Mr. DePaul serves on the Board of Trustees of Temple University, the Board of Directors of the Philadelphia Heart Institute of Presbyterian Hospital and the Board of Directors of Independence Blue Cross. Mr. DePaul is the brother-in law of Michael O'Donoghue, who is a Director of the Corporation.

         Arnold M. Katz, CLU, age 62, has served as a Director of the Corporation since 1988 and the Bank since 1989. Mr. Katz also serves as a member of the Executive Committee and Executive Compensation/Stock Option Committee. Mr. Katz is President of Brokerage Concepts, Inc., a distributor of life and health insurance and the largest privately-held third party administrator in America. Mr. Katz is Chairman of the Board of Brokers Service, Inc. and the president of several companies in the life and health insurance field. Mr. Katz serves as a member of the executive committee of the Police Athletic League, the Board of Trustees of Albert Einstein Health Care Foundation and the Golden Slipper Foundation.

         Lorraine C. King, M.D., age 60, has served as a Director of the Corporation since 1988 and the Bank since 1989. Dr. King serves as a member of the Executive Compensation/Stock Option Committee. Dr. King specializes in the field of reproductive endocrinology and infertility and is President of L.C. King M.D., P.C. and Diagnostic Endocrinology Associates. Dr. King is a member of the Philadelphia College of Physicians and an Associate Professor of OB/GYN. Dr. King is also a staff physician at Thomas Jefferson University Hospital and the author of scholarly articles on the subject of reproductive endocrinology.

         Michael O'Donoghue, age 59, has served as a Director of the Corporation and the Bank since 1991. Mr. O'Donoghue serves as a member of the Executive Committee and Executive Compensation/Stock Option Committee. Mr. O'Donoghue is a senior partner in the law firm of Wisler, Pearlstine, Talone, Craig, Garrity and Potash located in Blue Bell, Pennsylvania. Mr. O'Donoghue serves as a member of the Board of Directors of the Southeastern Pennsylvania Transportation Authority (SEPTA). Mr. O'Donoghue formerly served on the Board of Directors of the Montgomery County Bar Association and as editor of the Montgomery County Law Reporter. Mr. O'Donoghue is the brother-in-law of Peter DePaul, who is the Chairman of the Corporation and the Bank.

Continuing Directors

         Class I Directors

         Blaine W. Scott, III, age 75, has been a Director of the Corporation since 1988 and the Bank since 1989. Mr. Scott also serves as a member of the Executive and Audit Committees. Mr. Scott is President and Chief Executive Officer of Upper Merion Investment Corporation, a real estate and restaurant management company. Mr. Scott is also President of Sting Realty, Ltd., a real estate company, and Secretary/Treasurer and Chief Financial Officer of Malvern Restaurant Associates. Mr. Scott was formerly President of International Medical Insurance Services, Ltd., a health insurance company and Secretary/Treasurer and Chief Financial Officer of Baron's Inne. Mr. Scott was also formerly a Trustee of Valley Forge Military Academy and College and Temple University and a member of the Pennsylvania Republican State Committee. Mr. Scott is a Director Emeritus of the King of Prussia Chamber of Commerce.

         Philip E. Hughes, Jr., age 53, has served as a Director of the Corporation since 1988 and the Bank since 1989. Mr. Hughes also serves as Secretary/Treasurer and Chief Financial Officer of the Corporation, Vice Chairman and Treasurer of the Bank and a member of the Executive and Executive Compensation/Stock Option Committees. Mr. Hughes is an attorney at law, a certified public accountant and the partner in charge of the Blue Bell office of Larson Allen Weishair, a national accounting firm. Mr. Hughes serves on the Board of the Philadelphia Senior Center and formerly served on the Board of Trustees of LaSalle University and was Chairman of the Board of Trustees of the Roxborough YMCA.

         Kathleen A. Kucer, M.D., age 50, has been a Director of the Corporation since 1988 and the Bank since 1989. Dr. Kucer also serves as a member of the Executive and Audit Committees. Dr. Kucer is Chairman of the Department of Dermatology at Grand View Hospital and the author of scholarly articles on the subject of Dermatology. Dr. Kucer conducts skin cancer prevention screenings for the Grand View Community and is an active contributor to Aid for Friends and St. Rose of Lima Church.

         Class III Directors

         Vito A. DeLisi, age 53, has served as a Director of the Corporation since 1989, President and Chief Executive Officer of the Corporation since 1996 and President, Chief Executive Officer and Director of the Bank since 1989. Mr. DeLisi also serves as Chairman of the Executive Committee.

         Francis R. Iacobucci, age 73, has served as a Director of the Corporation since 1988 and the Bank since 1989. Mr. Iacobucci also serves as a member of the Executive Compensation/Stock Option Committee. Mr. Iacobucci is President and co-founder of the Iacobucci Organization and Consolidated Carpenters, Inc., a builder of residential housing and commercial and industrial complexes. Mr. Iacobucci is also the owner of FRI Properties Management Inc.

         Donald J. Reape, age 66, has been a Director of the Corporation and the Bank since 1994. Mr. Reape serves as a member of the Executive Committee. Mr. Reape is President of Donald J. Reape and Associates, a real estate company specializing in appraisals, mortgage banking and development.

         Salvatore S. Paone, age 58, has been a director of the Corporation and the Bank since 1998. Mr. Paone serves Chairman of the Executive Compensation/Stock Option Committee. Mr. Paone is President of S. Paone Inc., S. Paone Realty Inc., P.C.I. Builders, Inc., S. Paone Homes Corp. and S.T.M., Inc. Mr. Paone also is General Partner in various real estate businesses throughout the Philadelphia, PA area.

Board Committees

         The Corporation's Board of Directors has standing Executive, Audit, and Executive Compensation/Stock Option Committees. The Corporation does not have a standing nominating committee.

         Executive Committee. The Executive Committee is composed of the following Directors: Messrs. DeLisi (Chairman), DePaul, Hughes, Katz, O'Donoghue, Reape, Scott and Dr. Kucer. The Executive Committee is authorized by the entire Board of Directors to exercise all of the authority of the Board in the management of the Corporation between Board meetings, unless otherwise provided in the Corporation's By-laws. Given the frequency of meetings of the full Board of Directors in 2001, the Executive Committee did not separately meet during 2001.

         Audit Committee. The Audit Committee is composed of the following Directors, all of whom are independent as defined under the National Association of Securities Dealer's listing standards: Messrs. Hughes (Chairman), DePaul, and Scott and Dr. Kucer. The Audit Committee provides general financial oversight in financial reporting and the adequacy of the Corporation's internal controls through periodic meetings with the Corporation's management and its independent auditors. The Audit Committee held one meeting during 2001. Additionally, the Audit Committee adopted a formal written Audit Committee Charter in 2000. A copy of the Audit Committee's report for the fiscal year ended December 31, 2001 is included below under the section entitled "Additional Information--Audit Committee Report."

         Executive Compensation/Stock Option Committee. The Executive Compensation/Stock Option Committee is composed of the following Directors:
Messrs. DePaul, Iacobucci, Hughes, Paone (Chairman), O'Donoghue, Katz and Dr. King. The Executive Compensation/Stock Option Committee provides general oversight in all employee personnel matters through periodic meetings with management of the Corporation. The Executive Compensation/Stock Option Committee held one meeting during 2001.

         During 2001, the Corporation's Board of Directors held 12 meetings. Of the continuing directors and nominees, no director during the Corporation's last fiscal year attended fewer than 75% of the aggregate number of meetings of the Board of Directors of the Corporation and the Bank and meetings of the committees on which such director served.

Compensation of Directors

         Under the Corporation's By-laws, each Director is entitled to receive such compensation, if any, as may from time to time be fixed by the Board of Directors. During 2001, members of the Boards of Directors of the Corporation and the Bank were compensated at the following rates for their services: the Chairman of the Board received $1,000 per Board meeting and $700 per Committee meeting attended; each other Director received $500 per Board meeting and $350 per Committee meeting attended.

         During 2001, an aggregate of $114,525 was paid to Directors for their services. No Director received more than $26,700.


             RECOMMENDATION OF THE CORPORATION'S BOARD OF DIRECTORS

         The Board of Directors of the Corporation recommends that shareholders vote FOR the election of each of the nominees for Director.

                                  PROPOSAL II.

                                  OTHER MATTERS

         The Board of Directors and management know of no matters to be presented for action at the Annual Meeting other than those provided in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting or any adjournment or postponement thereof, it is the intention of the persons designated as proxies, to the extent permitted by the rules and regulations of the Securities and Exchange Commission and Pennsylvania corporate law, to vote in accordance with their best judgment.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

Security Ownership of Management and Beneficial Owners

         The following table sets forth information as of April 19, 2002 (unless otherwise indicated in the notes below) regarding the beneficial ownership of the Corporation's Common Stock by each director and nominee for director, each named executive officer of the Corporation, by all directors and executive officers as a group and by each person who is known by the Corporation to own beneficially 5% or more of the Corporation's Common Stock (based on 2,091,320 shares of the Corporation's Common Stock outstanding as of April 19, 2002). The information in the table concerning persons known by the Corporation to own beneficially 5% or more of the Corporation's Common Stock is derived, without independent investigation on the part of the Corporation, from the most recent filings made by such persons with the Securities and Exchange Commission on
Schedule 13D and Schedule 13G pursuant to Rule 13d-3 of the Exchange Act. Each of the shareholders named below has sole voting power and sole investment power with respect to the shares indicated as beneficially owned, unless otherwise indicated.


                                                 Shares
                                               Beneficially     Percentage of
Name                                            Owned (1)         Class (1)
----                                            ---------         ---------
Vito A. DeLisi (2)                               147,812            6.7%

Thomas J. Coletti (3)                             32,780            1.5%

Cheryl Hinkle Richards (4)                        22,928            1.1%

Peter D. DePaul (5)                              196,434            9.2%

Philip E. Hughes, Jr. (6)                         49,292            2.3%

Francis R. Iacobucci (7)                          59,859            2.8%

Arnold M. Katz (8)                               171,595            8.1%

Lorraine C. King, M.D. (9)                        44,444            2.1%

Kathleen A. Kucer, M.D. (10)                      35,856            1.7%

Michael O'Donoghue (11)                           19,944            1.0%

Donald J. Reape (12)                              39,691            1.9%

Blaine W. Scott, III (13)                         27,191            1.3%

Salvatore S. Paone (14)                          131,500            6.3%

Andrea Naticchione and co-trustees
  of the Peter DePaul Irrevocable
  Family Trust (15)                              160,000            7.7%

All Directors and executive officers as a
  group (13 persons)(16)                         979,326           40.2%

----------

(1) Calculated in accordance with Rule 13d-3 of the Exchange Act. Unless otherwise indicated below, the address for all persons listed in the above table is c/o Madison Bancshares Group, Ltd., Madison Bank Building, 1767 Sentry Parkway West, Blue Bell, Pennsylvania 19422.

(2) Includes 128,478 shares of the Corporation's Common Stock which are issuable upon the exercise of the vested portion of outstanding options.

(3) Includes 29,634 shares of the Corporation's Common Stock which are issuable upon the exercise of the vested portion of outstanding options.

(4) Includes 22,378 shares of the Corporation's Common Stock which are issuable upon the exercise of the vested portion of outstanding options.

(5) Includes 38,500 shares of the Corporation's Common Stock which are issuable upon the exercise of the vested portion of outstanding options.

(6) Includes 18,897 shares of the Corporation's Common Stock which are issuable upon the exercise of the vested portion of outstanding options.

(7) Includes 12,500 shares of the Corporation's Common Stock which are issuable upon the exercise of the vested portion of outstanding options.

(8) Includes 26,692 shares of the Corporation's Common Stock which are issuable upon the exercise of the vested portion of outstanding options.

(9) Includes 12,500 shares of the Corporation's Common Stock which are issuable upon the exercise of the vested portion of outstanding options.

(10) Includes 11,000 shares of the Corporation's Common Stock which are issuable upon the exercise of the vested portion of outstanding options.

(11) Includes 9,500 shares of the Corporation's Common Stock which are issuable upon the exercise of the vested portion of outstanding options.

(12) Includes 11,750 shares of the Corporation's Common Stock which are issuable upon the exercise of the vested portion of outstanding options.

(13) Includes 14,420 shares of the Corporation's Common Stock which are issuable upon the exercise of the vested portion of outstanding options.

(14) Includes 8,750 shares of the Corporation's Common Stock which are issuable upon the exercise of the vested portion of outstanding options.

(15) Based on information provided pursuant to a Schedule 13G filed on behalf of each of Andrea Naticchione, Anthony J. DePaul and Donna DePaul-Bartynski with the Securities and Exchange Commission on October 10, 2000. For purposes of the reporting requirements of the Exchange Act, these shares of the Corporation's Common Stock are deemed to be beneficially owned by Andrea Naticchione, Anthony J. DePaul and Donna DePaul-Bartynski in their capacities as co-trustees of the Peter DePaul Irrevocable Family Trust. Together, these three individuals share the power to vote, to direct the vote of and to dispose or direct the disposition of all 160,000 shares of the Corporation's Common Stock held in the trust. The address for each of the co-trustees is c/o the DePaul Group, 1750 Walnut Street Road, Blue Bell, PA 19422.

(16) Includes 344,999 shares of the Corporation's Common Stock which are issuable upon the exercise of the vested portion of outstanding options.

             EXECUTIVE COMPENSATION; RELATED PARTY TRANSACTIONS; AND
                     CERTAIN INFORMATION CONCERNING OFFICERS

Executive Compensation

         The following table sets forth the annual compensation of the Chief Executive Officer of each of the Corporation and the Bank and the Corporation's two most highly compensated executive officers for the fiscal years 2001, 2000 and 1999. The most highly compensated officers are those whose total annual salary and bonus for the fiscal year ended December 31, 2001 exceeded $100,000.


                                            Summary Compensation Table


                                                                                                     Long-Term
                                            Annual Compensation                                 Compensation Awards
                                            -------------------                                 -------------------

                                                                             Other           Securities
          Name &                                                             Annual          Underlying        All Other
    Principal Position                 Year       Salary        Bonus     Compensation(1)   Options/SARs     Compensation
    ------------------                -----------------------------------------------------------------------------------
Vito A. DeLisi                         2001      $235,000      $31,000       $6,000            5,000           $83,293(2)
President, Chief Executive Officer     2000       235,000       75,000        6,000            7,500            73,995(3)
and Director of the Corporation and    1999       175,000       75,000        6,000                0             7,595(4)
the Bank


Thomas J. Coletti                      2001      $135,000      $10,000       $    0            2,500           $31,050(5)
Executive Vice President               2000       135,000       22,500            0            5,000            31,945(6)
of the Bank                            1999       125,000       22,500            0                0             4,464(7)


Cheryl Hinkle Richards                 2001      $118,804      $10,000       $3,600            2,500           $25,709(8)
Senior Vice President and Chief        2000       118,804       18,000        3,600            5,000            26,620(9)
Financial Officer of the Bank;         1999       110,000       15,000        3,600                0             3,183(10)
Senior Vice President, Assistant
Secretary and Assistant Treasurer
of the Corporation

----------

(1) All amounts listed in this column represent amounts paid to the listed person for their services as a member of the Board of Directors or, in the case of Mrs. Richards, amounts paid for services in connection with attending meetings of the Board of Directors.

(2) Includes $15,627 paid by the Bank for premiums on life and disability insurance policies, $1,763 contributed by the Corporation to a defined contribution plan for the benefit of Mr. DeLisi and $65,903 paid by the Corporation in 2001 in premiums allocated to the term portion of the split-dollar insurance agreement (the "Split Dollar Arrangement"). Under the Split Dollar Arrangement, premiums equivalent, in general terms, to the aggregate annual increase in the cash value of the policies will be advanced by the Corporation and will be required to be repaid to the Corporation, plus 4% interest upon death or termination. All of the Corporation's advances will be collateralized by the aggregate cash value of the policies. The earliest possible date on which the Corporation may terminate the Split Dollar Arrangement and receive back all funds advanced is March 15, 2020.

(3) Includes $4,384 paid by the Bank for premiums on life and disability insurance policies, $3,708 contributed by the Corporation to a defined contribution plan for the benefit of Mr. DeLisi and $65,903 paid by the Corporation in 2000 with respect to the Split Dollar Agreement.

(4) Includes $3,220 paid by the Bank for premiums on life and disability insurance policies for the benefit of Mr. DeLisi and $4,375 contributed by the Corporation to a defined contribution plan for the benefit of Mr. DeLisi.

(5) Includes $4,050 contributed by the Corporation to a defined contribution plan for the benefit of Mr. Coletti and $27,000 paid by the Corporation in 2001 with respect to the Split Dollar Arrangement.

(6) Includes $895 paid by the Bank for premiums on life insurance policies, $4,050 contributed by the Corporation to a defined contribution plan for the benefit of Mr. Coletti and $27,000 paid by the Corporation in 2000 with respect to the Split Dollar Arrangement.

(7) Includes $570 paid by the Bank for premiums on a life insurance policy for the benefit of Mr. Coletti and $3,894 contributed by the Bank to a defined contribution plan for the benefit of Mr. Coletti.

(8) Includes $1,080 paid by the Bank for premiums on life insurance policies, $2,629 contributed by the Corporation to a defined contribution plan for the benefit of Mrs. Richards and $22,000 paid by the Corporation in 2001 with respect to the Split Dollar Arrangement.

(9) Includes $1,080 paid by the Bank for premiums on life insurance policies, $3,540 contributed by the Corporation to a defined contribution plan for the benefit of Mrs. Richards and $22,000 paid by the Corporation in 2000 with respect to the Split Dollar Arrangement.

(10) Includes $570 by the Bank for premiums on a life insurance policy for the benefit of Mrs. Richards and $2,613 contributed by the Bank to a defined contribution plan for the benefit of Mrs. Richards.

                              Option Grants in 2001

         Set forth below is information concerning option grants in the year 2001 to the executives named in the above table.

                                             (Individual Grants)

---------------------------------------------------------------------------------------------------------


                                   Number of       Percentage of
                                   Securities      Total Options
                                   Underlying        Granted To       Exercise or
                                    Options         Employees in      Base Price
             Name                 Granted (#)       Fiscal Year         ($/Sh)           Expiration Date
---------------------------       -----------       -----------       ----------         ---------------
Vito A. DeLisi ............          5,000(1)           15.9%           $5.51/Sh             12/17/2011

Thomas J. Coletti.........           2,500(1)            7.9%           $5.51/Sh             12/17/2011

Cheryl Hinkle Richards.....          2,500(1)            7.9%           $5.51/Sh             12/17/2011

----------

(1)   The options were exercisable upon grant.


                  Aggregate Option Exercises in 2001 and 2001 Year-End Option Values

                                                        Number of Securities         Value of the Unexercised
                                                       Underlying Unexercised        In-the-Money Options at
                                                     Options at Fiscal Year End          Fiscal Year End
                              --------------------------------------------------------------------------------
                                Shares
                              Acquired
                                 on        Value
           Name               Exercise   Realized   Exercisable    Unexercisable   Exercisable   Unexercisable
           ----               --------   --------   -----------    -------------   -----------   -------------

Vito A. DeLisi.............      0          --       128,478            $0            $221,126        $0

Thomas J. Coletti..........      0          --        29,634            $0             $68,170        $0

Cheryl Hinkle Richards.....      0          --        22,378            $0             $43,693        $0


Employment Agreements

         Vito A. DeLisi. Mr. DeLisi serves as President and Chief Executive Officer of the Corporation and the Bank pursuant to an agreement dated January 1, 2000, which is for a two-year term and is automatically renewable for consecutive two-year terms unless sixty days prior notice of non-renewal is given by either party. Under the agreement, Mr. DeLisi receives an annual base salary of $235,000, plus a discretionary bonus based upon performance, a car allowance, paid vacation, certain benefits and reimbursement of expenses reasonably incurred in the performance of his duties. The agreement also includes a non-competition clause and provides for severance pay in the amount of $200,000 in certain cases upon termination of employment.

         Thomas J. Coletti. Mr. Coletti serves as Executive Vice President of the Bank pursuant to an agreement dated January 1, 2000, which is for a one-year term and is automatically renewable for consecutive one-year terms unless sixty days prior notice of non-renewal is given by either party. Under the agreement, Mr. Coletti receives an annual base salary of $135,000, plus a discretionary bonus based upon performance, a car allowance, paid vacation, certain benefits and reimbursement of expenses reasonably incurred in the performance of his duties. The agreement also includes a non-competition clause and provides for severance pay in the amount of $100,000 in certain cases upon termination of employment.

         Cheryl Hinkle Richards. Mrs. Hinkle Richards serves as Senior Vice President and Chief Financial Officer of the Bank and Senior Vice President, Assistant Secretary and Assistant Treasurer of the Corporation pursuant to an agreement dated January 1, 2000, which is for a one-year term and is automatically renewable for consecutive one-year terms unless sixty days prior notice of non-renewal is given by either party. Under the agreement, Mrs. Richards receives an annual base salary of $118,000, plus a discretionary bonus based upon performance, a car allowance, paid vacation, certain benefits and reimbursement of expenses reasonably incurred in the performance of her duties. The agreement also includes a non-competition clause and provides for severance pay in the amount of $100,000 in certain cases upon termination of employment.

Related Party Transactions

         Except as set forth below, there are no other existing or proposed direct or indirect material transactions between the Corporation or the Bank and any of its officers, directors, promoters, or any associates of the foregoing, outside the ordinary course of the Bank's and the Corporation's business.

         One of the Directors, Peter D. DePaul, is President of 19 Sentry West, Inc., which is the general partner of 19 Sentry West Partners, the lessor of the Madison Bank Building (the "Building") where the Corporation and the Bank have maintained their principal offices since 1989. The Corporation leases approximately 19,098 total square feet of the Building for its main office operations, branch and mortgage department under three separate leases (the "Leases") with terms that will expire between 2004 and 2006. Beginning January 1, 2000, base rental payments under this lease arrangement are $164,700 per annum. In addition, the Corporation is required to pay its pro rata share of the Building's operating costs, including real estate taxes, water and sewer charges, equipment maintenance charges, exterior maintenance and upkeep, common area electric charges, trash removal, and certain other similar items. For 2001, the amount of such expenses was $48,072. The maximum allocable portion to the Corporation of the Building's operating costs will be approximately $52,000 for 2002. The Corporation and the Bank were advised by an independent real estate firm at the outset of the Leases that the Leases were on terms which are commercially reasonable and typical of those found for similar leases in the Blue Bell, Pennsylvania area.

         Certain of the directors and officers of the Bank, and companies with which they are associated, have and will enter into banking relationships and transactions with the Bank in the ordinary course of business. Any loans to such persons or commitments to make such loans are required by law to be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness. At December 31, 2001, the aggregate amount of such loans was $7,753,815, or 69% of total shareholder's equity. When appropriate, each such banking relationship and transaction has been or will be approved by the Bank's Board of Directors or an appropriate committee thereof with any interested director not voting on such transaction.

Other Executive Officers

         Set forth below is certain information with respect to Thomas J. Coletti and Cheryl Hinkle Richards, the executive officers of the Corporation and the Bank who are not also Directors of the Corporation or the Bank.

         Thomas J. Coletti, age 48, has served as Executive Vice President of the Bank since 1990.

         Cheryl Hinkle Richards, age 47, has served as Senior Vice President and Chief Financial Officer of the Bank and Senior Vice President, Assistant Secretary and Assistant Treasurer of the Corporation since 1989.

                             ADDITIONAL INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires the Corporation's Directors, certain of its officers and persons who are the beneficial owners of more than ten percent of the Corporation's Common Stock (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Corporation with copies of these reports.

         Based on the Corporation's review of the copies of these reports received by it, and written representations received from Reporting Persons, the Corporation believes that all filings required to be made by the Reporting Persons for the period January 1, 2001 through December 31, 2001 were made on a timely basis, except that each Reporting Person inadvertently failed to report on a timely basis his or her receipt of options to purchase Common Stock, which were issued by the Company pursuant to a stock option grant on December 17, 2001. Each Reporting Person has since reported this transaction by filing a Form 5 with the Securities and Exchange Commission.

Shareholder Proposals for the 2003 Annual Meeting

         Any shareholder who intends to present a proposal for consideration at the Corporation's 2003 Annual Meeting of Shareholders (the "2003 Annual Meeting") must, on or before December 25, 2002, submit his or her proposal to the Corporation and notify the Corporation that he or she intends to appear personally at the 2003 Annual Meeting to present his or her proposal in order to have the Corporation consider the inclusion of such proposal in the Corporation's 2003 proxy statement and form of proxy relating to the 2003 Annual Meeting. Shareholders are referred to Rule 14a-8 under the Exchange Act for information concerning the content and form of such proposal and the manner in which such proposal must be made.

         Securities and Exchange Commission rules established a different deadline for submission of shareholder proposals that are not intended to be included in the Corporation's proxy statement with respect to discretionary voting. The deadline for these proposals for the 2003 Annual Meeting is March 10, 2003 (45 calendar days prior to the anniversary of the mailing date of this proxy statement).

         The Corporation intends to exercise discretionary voting authority over any proposal presented at the 2003 Annual Meeting, but not included in the Corporation's proxy statement and form of proxy relating to that meeting, unless the presenting shareholder notified the Corporation of such proposal on or before March 10, 2003.

Nominations for Directors for the 2003 Annual Meeting

         Nominations for election to the Board of Directors at the 2003 Annual Meeting may be made only in writing by a shareholder entitled to vote at the 2003 Annual Meeting. Such nominations must be sent to the Chairman or President of the Corporation at the following address: Madison Bancshares Group, Ltd., 1767 Sentry Parkway West, Blue Bell, Pennsylvania 19422. Nominations for the 2003 Annual Meeting must be received not less than 14 days nor more than 50 days prior to the date of the 2003 Annual Meeting. To the extent known by the nominating shareholder, the nomination shall contain (i) the name and address of the nominee; (ii) the principal occupation of each proposed nominee; (iii) the total number of shares of capital stock of the Corporation that will be voted for each proposed nominee; (iv) the name and residence of the nominating shareholder; and (v) the number of shares of the Corporation's capital stock owned by the nominating shareholder. In the event that less than twenty-one days notice of the 2003 Annual Meeting is given to shareholders, shareholder nominations to the Board of Directors shall be mailed or delivered to the Chairman or President of the Corporation not later than the close of business on the seventh day following the date on which the notice of the 2003 Annual Meeting was mailed to shareholders.

Audit Committee Report

         For the fiscal year ended December 31, 2001, the Audit Committee of the Corporation's Board of Directors has reviewed and discussed the audited financial statements with management and Deloitte & Touche LLP, the Corporation's independent auditors. The Audit Committee also discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect and has discussed with Deloitte & Touche LLP its independence from the Corporation.

         Based on the reports and discussions referred to above, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above under the section entitled "Board Committees--Audit Committee," the Audit Committee recommended to the Corporation's Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, for filing with the U.S. Securities and Exchange Commission.

                                                    Audit Committee:

                                                    Philip Hughes, Chairman
                                                    Peter D. DePaul
                                                    Kathleen A. Kucer, M.D.
                                                    Blaine W. Scott, III

Appointment of Independent Public Accountants for 2002

         The Audit Committee is currently reviewing the terms of engagement for Deloitte & Touche LLP, the current independent public accountants for the Corporation, in connection with Deloitte & Touche LLP's serving as the independent public accountants for the Corporation in 2002. As a result, the Audit Committee has not yet selected Deloitte & Touche LLP or any other independent public accountants to examine and verify the accounts of the Corporation for the 2002 fiscal year, and to report thereon to the Board of Directors and the shareholders. If the Audit Committee determines not to select Deloitte & Touche LLP as the Corporation's independent public accountants for 2002, the Corporation will appoint other independent accountants as soon as practicable and before the close of 2002.

Independent Public Accountants for 2001

         The Corporation's financial statements for the year ended December 31, 2001 were examined by Deloitte & Touche LLP, independent public accountants. The Audit Committee of the Corporation's Board of Directors meets with representatives of Deloitte & Touche LLP to review the nature and scope of services performed by that firm.

         Deloitte & Touche LLP has no interest in or relationship with the Corporation except in the capacity of independent public accountants, nor has that firm had any other interest or relationship with the Corporation in the past.

         Representatives of Deloitte & Touche LLP are expected to be present at the 2002 Annual Meeting. Such representatives will have the opportunity at the Annual Meeting to make a statement if they so desire and will be available to respond to appropriate shareholder questions.

Additional Information Regarding Auditors

         Audit Fees

         The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of the Corporation's annual financial statements for the fiscal year ended December 31, 2001 and for the reviews of financial statements included in the Corporation's Quarterly Reports on Form 10-QSB for the fiscal year ended December 31, 2001 and the filing of the Corporation's annual federal and state tax returns were $99,922.

         Financial Information Systems Design and Implementation Fees

         No fees were charged to the Corporation by Deloitte & Touche LLP for information technology services for the fiscal year ended 2001.

         All Other Fees

         The Corporation has not accrued any other fees, other than the services described above under "Audit Fees" for the fiscal year ended December 31, 2001.

         The Audit Committee of the Board of Directors has considered the nature of the above-listed services provided by Deloitte & Touche LLP and has determined that such services are compatible with their provision of independent audit services.

Miscellaneous

         The Corporation will provide, without charge, to each person or shareholder, upon written request of any such person, additional copies of the Corporation's 2001 Annual Report on Form 10-KSB, as well as exhibits and the Financial Statements thereto. Any such request should be delivered to Cheryl Hinkle Richards, Assistant Secretary, Madison Bancshares Group, Ltd., 1767 Sentry Parkway West, Blue Bell, PA 19422.

         Please complete, sign and mail the enclosed white proxy card in the accompanying envelope promptly, whether or not you plan to attend the Annual Meeting.


                                            By order of the Board of Directors,


                                            Philip E. Hughes, Jr.
                                            Secretary

  April 24, 2002

                                  FORM OF PROXY

                         MADISON BANCSHARES GROUP, LTD.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  Annual Meeting of Shareholders - May 21, 2002


     The undersigned shareholder of MADISON BANCSHARES GROUP, LTD. (the "Company"), revoking all previous proxies, hereby constitutes and appoints Cheryl Hinkle Richards and Thomas J. Coletti, and each of them acting individually, as the attorney and proxy of the undersigned, with full power of substitution, for and in the name and stead of the undersigned, to attend the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on Tuesday, May 21, 2002 at 3:00 p.m., local time, at the Madison Bank Building, 1767 Sentry Parkway West, Blue Bell, PA 19422, and to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at such Annual Meeting, and at any adjournment or postponement thereof; provided, that said proxies are authorized and directed to vote as indicated with respect to the following matter:


1.   ELECTION OF DIRECTORS

     |_| FOR all nominees for director listed below

     |_| WITHHOLD AUTHORITY to vote for all nominees for director listed below

     |_| FOR all nominees for director listed below, except WITHHOLD
         AUTHORITY to vote for the nominee(s) whose name(s) is (are) lined through

     Nominees: Peter DePaul; Arnold M. Katz, CLU; Lorraine C. King, M.D.; and Michael O'Donoghue

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR. This proxy also delegates discretionary authority to the proxies to vote with respect to any other business which may properly come before the meeting or any adjournment or postponement thereof.

                  (Continued and to be signed on opposite side)

     THE UNDERSIGNED HEREBY ACKNOLEDGES RECEIPT OF THE ANNUAL REPORT, NOTICE OF THE ANNUAL MEETING AND RECEIPT OF THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. The undersigned also hereby ratifies all that the said attorneys and proxies may do by virtue hereof and hereby confirms that this proxy shall be valid and may be vested whether or not the shareholder's name is signed as set forth below or a seal is affixed or the description, authority or capacity of the person signing is given or other defect of signature exists.

     NOTE: PLEASE MARK, DATE AND SIGN THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. Please sign this proxy exactly as it appears in address below. If shares are registered in more than one name, all owners should sign full title. Executors, administrators, trustees and other fiduciaries should indicate their capacity when signing. Corporations please sign with full corporate name by a duly authorized officer and affix corporate seal.


                           DATE                                           , 2002
                               -------------------------------------------


                                                                          (SEAL)
                           -----------------------------------------------
                           (Shareholder's Signature)


                                                                          (SEAL)
                           -----------------------------------------------
                           (Shareholder's Signature)


                                                                        (SHARES)
                           --------------------------------------------